                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement, dated as of August 8, 1997 (this "Agreement"), is entered into by and among (i) The Times Mirror Company, a Delaware corporation ("TMC"), (ii) Gwendolyn Garland Babcock, Bruce Chandler, William Stinehart, Jr., Warren B. Williamson, Camilla Chandler Frost, Douglas Goodan and Judy C. Webb, as trustees of Chandler Trust No. 2 under Trust Agreement dated June 26, 1935 ("Trust No. 2"), and (iii) the other stockholders of Chandis Securities Company, all of which are listed on the signature pages hereof (the "Other Stockholders" and, collectively with Trust No. 2, the "Stockholders").

                                    RECITALS

        A. TMC, Chandis Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of TMC ("Acquisition Sub"), the Stockholders and Chandis Securities Company, a California corporation ("Chandis"), have entered into that certain Agreement and Plan of Merger dated as of an even date herewith (the "Merger Agreement"), pursuant to which Chandis will merge with and into Acquisition Sub (the "Merger").

        B. Subject to the terms and conditions of the Merger Agreement, upon the Effective Time (as defined therein), the Stockholders shall receive such shares of (i) Series A Common Stock, par value $1.00 per share, of TMC ("Series A Common Stock"), (ii) Series C Common Stock, par value $1.00 per share, of TMC ("Series C Common Stock" and together with the Series A Common Stock, the "Common Stock"), (iii) Series C-1 Preferred Stock of TMC ("Series C-1 Preferred Stock") and (iv) Series C-2 Preferred Stock of TMC ("Series C-2 Preferred Stock" and together with the Series C-1 Preferred Stock, the "Series C Preferred Stock") as are set forth on Exhibit C to the Merger Agreement. The Common Stock and the Series C Preferred Stock received by the Stockholders in the Merger are sometimes referred to collectively herein as the "TMC Merger Shares".

        C. As a condition precedent to the consummation of the Merger, TMC has agreed to grant the Stockholders certain registration rights, as set forth herein, with respect to certain of the TMC Merger Shares, as well as certain other shares into which certain of the TMC Merger Shares may be converted. Specifically, the registration rights are being granted with respect to (i) the Series A Common Stock issued in the Merger, (ii) the Series A Common Stock that may be received by the Stockholders upon conversion of the Series C Common Stock issued in the Merger (collectively with the Series A Common Stock referenced in clause (i) of this Recital C, the "Common Stock"), and (iii) the Series C Preferred Stock issued in the Merger, together with any Shares of Series A Common Stock into which such shares may be converted (the "Preferred Stock"). The Common Stock and the Preferred Stock are collectively referred to herein as the "Registrable Shares".



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

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                               REGISTRATION RIGHTS

        1.1    Demand Registration Rights of Trust No. 2.

        (a) On not more than six occasions, TMC shall promptly prepare and file, and thereafter use its best efforts to cause to become effective, a registration statement (a "Trust No. 2 Registration Statement") under and complying with the Securities Act of 1933, as amended (the "Securities Act"), covering such number of Registrable Shares as shall be specified in a request (a "Trust No. 2 Request") signed by "Trust No. 2 Stockholders" (as defined below) holding the required amount of Registrable Shares (as set forth below). For purposes hereof, "Trust No. 2 Stockholders" means Trust No. 2, any sub-trust thereof, or, after a termination of Trust No. 2 or any sub-trust thereof in accordance with its terms, beneficiaries of Trust No. 2 or such sub-trust.

        (b) If any Trust No. 2 Request relates, in whole or in part, to Common Stock, it must be signed by Trust No. 2 Stockholders holding at least 1,600,000 shares (subject to adjustments for any stock splits, reverse stock splits or similar events) of Common Stock.

        (c) If any Trust No. 2 Request relates, in whole or in part, to Preferred Stock, it must be signed by Trust No. 2 Stockholders holding at least 60,000 shares (subject to adjustments for any stock splits, reverse stock splits or similar events) of Preferred Stock. For the purposes of the previous sentence, if a Trust No. 2 Request hereunder includes Series A Common Stock that was received upon conversion of Series C Preferred Stock, such shares shall be counted (in order to determine whether the threshold stated in this Section 1.1(c) has been met) as if they had not been so converted.

        (d) Promptly after receiving a Trust No. 2 Request, TMC shall provide written notice of the Trust No. 2 Request to the Trust No. 2 Stockholders who did not sign such Trust No. 2 Request, who will have 15 business days after the receipt of such notice in which to inform TMC in writing of their intention to have Registrable Shares included in the Trust No. 2 Registration Statement.

        1.2 Demand Registration Rights of the Other Stockholders. On not more than one occasion, on request by any Other Stockholder (the "Shelf Request"), TMC shall promptly prepare and file, and thereafter use its best efforts to cause to become effective, and maintain the effectiveness thereof until August 8, 1998, a registration statement under and complying with the Securities Act covering all of the Registrable Shares held by the Other Stockholders for an offering to be made on a delayed on continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").



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        1.3    Certain Procedures and Limitations

        (a) TMC shall not be obligated to file the Shelf Registration Statement or any Trust No. 2 Registration Statement (each, a "Demand Registration Statement") within 90 days of the closing of an underwritten primary offering by TMC of any class or series of its equity securities.

        (b) Each Demand Registration Statement shall be on the Securities and Exchange Commission (the "Commission") registration statement form selected by TMC and which TMC shall then be eligible to use to effect the Demand Registrations.

        (c) Any Trust No. 2 Request or Shelf Request (each, a "Request") shall specify the intended method(s) of distribution of the Registrable Shares. If an underwritten offering is contemplated, TMC and the "Selling Shareholders" (as defined in the next sentence) shall enter into such customary underwriting agreements as the managing underwriter shall reasonably request. With respect to any given Demand Registration Statement, the "Selling Shareholders" shall consist of all Stockholders (i) which request such Demand Registration Statement; (ii) which, in the case of a Trust No. 2 Registration Statement, notify the Company pursuant to Section 1.1(d) that such Stockholders wish to include Registrable Shares therein; or (iii) which, in the event of a Shelf Registration, sell or intend to sell Registrable Shares pursuant thereto.

        (d) TMC may delay the filing of any Demand Registration Statement, or, by notice to the Selling Stockholders, prohibit sales under the Shelf Registration Statement or any other effective Demand Registration Statement (an "Effective Registration Statement"), for a reasonable period not to exceed 90 days if, in the good faith judgment of the Board of Directors of TMC (i) TMC would be required to include in such Demand Registration Statement or any prospectus contained therein material business information that at that time cannot be publicly disclosed without material disruption of a major corporate development or transaction then pending or in progress or without other material adverse consequence or (ii) the filing of any Demand Registration Statement or sales under any Effective Registration Statement would have a material adverse effect on a significant financing transaction, business combination or acquisition or other significant matter that is pending or proposed, in connection with which TMC is or is expected to be a party; provided, however, that TMC shall promptly make such filing, or notify the Other Shareholders that sales under the Effective Registration Statement may resume, after the earlier of (x) the end of such 90-day period and (y) the date as of which the conditions that caused TMC to delay such filing or to prohibit such sales no longer exist. In the event of any delay in the filing of a Demand Registration Statement, the Requesting Stockholders shall have the right to withdraw their request for registration if all Requesting Stockholders who requested such registration join in such withdrawal; such withdrawn request shall not be considered a Demand Registration pursuant to Section 1.1(a) or Section 1.2 (as applicable).

        (e) If (i) the effective date of any Demand Registration Statement would otherwise be at least 45 calendar days, but fewer than 90 calendar days, after the end of TMC's fiscal year, and (ii) the Securities Act requires TMC to include audited financials as of the end of such fiscal year or the Securities Act permits the use of, and the Selling Stockholders have requested that such Demand Registration Statement include, audited financials as of the end of such fiscal year,



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TMC may delay the filing of such Demand Registration Statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year.

        (f) TMC shall have no obligation to register any Preferred Stock hereunder on or before August 8, 2000.

        (g) TMC shall have no obligation to include, in any given Demand Registration Statement, any shares of Preferred Stock or Common Stock if , at anytime prior to the time that such Demand Registration Statement becomes effective, TMC provides any Selling Stockholder that sought to include such shares in the Demand Registration Statement with an opinion of counsel, reasonably acceptable to such Selling Stockholder, to the effect that all of the shares that such Selling Stockholder sought to include in the Demand Registration Statement can be sold by such Selling Stockholder without registration, pursuant to Rule 144 under the Securities Act.

        (h) Until the earlier of (i) 90 days after the effective date of any Trust No. 2 Registration Statement, or (ii) the period necessary to complete the marketing of Registrable Shares after the effective date of a Trust No. 2 Registration Statement, TMC shall not register under the Securities Act an offering of shares of Common Stock, Preferred Stock or other equity securities for sale to the public for the account of TMC and/or third parties, except for registrations (i) on Commission Form S-8 or Form S-4 (or the then equivalent forms) or (ii) pursuant to (A) the Registration Rights Agreement dated as of April 15, 1997 between TMC and Merrill Lynch & Co. (entered into in connection with TMC's issuance of convertible Liquid Yield Option Notes due 2017) or (B)
Section 8.03 (Registration Rights) of the Agreement and Plan of Merger dated as of July 24, 1996 among TMC, a subsidiary thereof, Apartment Search, Inc., and certain shareholders thereof.

        1.4 Preparation and Filing Pursuant to Demand. So long as TMC is under an obligation pursuant to the provisions of Section 1.1 or 1.2, TMC shall:

        (a) prepare and file with the Commission such amendments and supplements to any Demand Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement effective for such period as shall be necessary to complete the marketing of Registrable Shares included therein, but in no event (i) in the case of a Trust No. 2 Registration Statement, for more than 90 consecutive days after the effective date thereof; or (ii) in the case of the Shelf Registration Statement, beyond the first anniversary of the date hereof;

        (b) upon the request of any Selling Stockholder (i) use its best efforts to provide copies of the Demand Registration Statement, the prospectus used in connection therewith, and all amendments and supplements thereto at least three business days prior to the filing of the same with the Commission; and (ii) provide such number of copies of a prospectus, including, without limitation, a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Stockholders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

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

        (c) use its best efforts to register or qualify Registrable Shares covered by any Demand Registration Statement under the securities or blue sky laws of such jurisdictions within the United States as the Selling Stockholders may reasonably request (provided, however, that TMC shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified or to qualify in any jurisdiction in which it is not then qualified) and to do any and all other acts or things that may be necessary or advisable to enable the Selling Stockholders to consummate the public sale or other disposition in such jurisdiction of Registrable Shares; and

        (d) promptly notify the Selling Stockholders, at any time when a prospectus relating to Registrable Shares being distributed is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in any Demand Registration Statements as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Selling Stockholders, promptly prepare, file with the Commission and furnish to the Selling Stockholders a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        1.5 Standstill Obligations of the Stockholders. Each Stockholder shall agree, if requested by the managing underwriter of a Demand Registration, in order to facilitate the distribution of Registrable Shares proposed to be sold pursuant thereto, not to sell or otherwise transfer any shares of TMC capital stock (including any Registrable Shares) held by such Stockholder in the public market for a period not to exceed 180 days after the effective date of such Demand Registration Statement.

        1.6 Expenses. In connection with any Demand Registration Statement, all expenses incurred by TMC in complying with its obligation hereunder including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, listing fees, printing expenses and fees and disbursements of accountants and counsel shall be paid by TMC; provided however, that the Selling Stockholders shall pay all underwriting discounts and selling commissions. The reasonable fees and expenses of one special counsel (reasonably satisfactory to TMC) to the Selling Stockholders shall also be paid by TMC.

        1.7 Provision of Information. In connection with any Demand Registration, each Selling Stockholder shall furnish to TMC in writing such information regarding such Selling Stockholder, its holdings of Registrable Shares and the facts regarding the proposed sale or distribution of Registrable Shares and such documents as TMC shall reasonably request and as shall be required in connection with the actions to be taken by TMC pursuant to this
Article 1.

        1.8 Suspension of Sales. If TMC gives any notice to the Selling Stockholders pursuant to Sections 1.3(d) or 1.4(d) hereof, the Selling Stockholders shall not effect sales of



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Registrable Securities pursuant to any Demand Registration Statement until such time as TMC has either notified the Selling Stockholders pursuant to Section 1.3(d) that sales may resume or notified the Selling Stockholders that the corrective action required by Section 1.4(d) has been taken, as applicable.

        1.9 Underwritten Offerings. In connection with any underwritten offering to be effected pursuant to a Demand Registration Statement,

        (i) Selling Stockholders holding a majority of the Registrable Shares to be included therein may designate one or more of the Selling Stockholders to manage the offering, including to select the managing underwriter(s), and to determine the timing, offering price, underwriting discounts and selling commissions, the terms of the underwriting agreement, special counsel to the Selling Stockholders, and any administrative matters relating to such offering. The selection of the managing underwriter(s) and the terms of the underwriting agreement shall be subject to the reasonable approval of the Company.

        (ii) If the managing underwriters determine, in their sole discretion, that the number of Registrable Shares which are to be included in the offering should be limited due to market conditions or marketing considerations, then the Selling Stockholders shall participate in such offering as they shall agree, or failing such agreement, pro rata, according to the number of Registrable Shares that each Selling Stockholder sought to include therein.

        (iii) Upon request of the managing underwriter(s), TMC shall use its best efforts to furnish an opinion of legal counsel to TMC (covering such matters as are typically covered by opinions of issuer's counsel in underwritten offerings under the Securities Act and similar in form and substance to those furnished in connection with prior offerings of Common Stock or Preferred Stock), as the managing underwriter(s) may reasonably request.

        (iv) Upon request by TMC or the managing underwriter(s), the Selling Stockholders shall use their best efforts to furnish one or more opinions of counsel (covering such matters as are typically covered by opinions of counsel to selling stockholders in underwritten offerings under the Securities Act) as TMC or the managing underwriter(s) may reasonably request.

                                    ARTICLE 2
                                  OTHER MATTERS

        2.1 Legend. Each certificate representing TMC Merger Shares shall bear a legend to the following effect:

        "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER APPLICABLE SECURITIES LAWS AND ARE TRANSFERABLE ONLY IN ACCORDANCE THEREWITH."



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        2.2 Further Assurances. Each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

                                    ARTICLE 3
                                 INDEMNIFICATION

        3.1    Indemnification by TMC.

        TMC shall indemnify and hold the Selling Stockholders and their respective officers, directors, stockholders, trustees, beneficiaries, affiliates, bankers, attorneys or other agents (collectively, the "Representatives") harmless from and against all claims, costs, losses, liabilities, damages or expenses (including attorneys' fees and any income taxes payable as a result of the indemnification provided hereunder), joint or several, to the fullest extent provided, and subject to the limitations imposed, by applicable Delaware law, which any of them may incur or be alleged to have incurred under the Securities Act or the Securities Exchange Act or 1934, as amended (the "Exchange Act") or otherwise, insofar as such losses, costs, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of any filing with the Commission pursuant to Article 1 hereof; provided, however, that TMC shall not be obligated to indemnify the Selling Stockholders or any Representative pursuant to this Section 3.1 if such losses, costs, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact furnished by or on behalf of a Selling Stockholder contained in any such filing that was known by such Selling Stockholder to be untrue when made, or (b) the knowing omission or alleged knowing omission by a Selling Stockholder to advise TMC with respect to a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, the Company shall advance all expenses (including attorney's fees) incurred by the Selling Stockholders and Representatives in defending or preparing to defend any pending or threatened civil, criminal, administrative or investigative action, suit or proceeding as to which they may claim a right of indemnification hereunder subject to an undertaking by each of them to repay such amounts in the event of a final nonappealable judicial determination that such Selling Stockholder or Representative is not entitled to indemnification hereunder. In the absence of such a determination, the Selling Stockholders and the Representatives shall conclusively be presumed to be entitled to such expense advancement without reimbursement. The contractual rights of indemnification and advancement of expenses provided herein shall be in addition to and independent of any and all other rights to indemnification or advancement of expenses otherwise available to any of the Selling Stockholders and Representatives in any of their capacities under applicable law, the TMC's Certificate of Incorporation or Bylaws, any other indemnification agreement or policy of insurance.

        3.2 Indemnification by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, shall indemnify, defend and hold harmless TMC, each of its officers and directors and each other person, if any, who controls any of the foregoing within the meaning of the Exchange Act against any losses, costs, claims, damages, expenses or liabilities, joint or




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several, to which any of the foregoing may become subject under the Securities
Act or the Exchange Act or otherwise, insofar as such losses, costs, claims, damages, expenses or liabilities (or actions in respect thereof) arise primarily out of or are based primarily upon (a) any untrue statement of a material fact furnished by or on behalf of a Selling Stockholder contained in any filing with the Commission pursuant to Article 1 known by the Selling Stockholder to be untrue when made, or (b) the knowing omission or alleged knowing omission by a Selling Stockholder to advise TMC with respect to a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such Selling Stockholder was primarily responsible for such intentional misrepresentation or intentional omission, and the Selling Stockholder shall reimburse TMC and each such officer, director and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with defending or preparing to defend any such loss, claim, damage, liability or action.

        3.3 Notification of Claims; Actions by the Selling Stockholders. For the purpose of this Article 3, the term "Indemnifying Party" shall mean the party having an obligation hereunder to indemnify the other party pursuant to this
Article 3, and the term "Indemnified Party" shall mean the party having the right to be indemnified pursuant to this Article 3. Whenever any claim shall arise for indemnification under this Article 3, the Indemnified Party shall promptly notify the Indemnifying Party in writing of such claim and, when known, the facts constituting the basis for such claim (in reasonable detail). Failure by the Indemnified Party to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability hereunder unless such failure materially prejudices the Indemnifying Party.

        3.4 Indemnification Procedure. After receipt of the notice required by
Section 3.3, if the Indemnifying Party undertakes to defend any such claim, then the Indemnifying Party shall be entitled, if it so elects, to take control of the defense and investigation with respect to such claim and to employ and engage attorneys of its own choice to handle and defend the same, at the Indemnifying Party's cost, risk and expense, upon written notice to the Indemnified Party of such election, which notice acknowledges the Indemnifying Party's obligation to provide indemnification hereunder. The Indemnifying Party shall not settle any third-party claim that is the subject of indemnification without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld; provided, however, that the Indemnifying Party may settle a claim without the Indemnified Party's consent if such settlement (i) makes no admission or acknowledgment of liability or culpability with respect to the Indemnified Party, (ii) includes a complete release of the Indemnified Party and
(iii) does not require the Indemnified Party to make any payment or forego, relinquish or take any action or right. The Indemnified Party, subject to reimbursement of expenses as required hereby, shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of any lawsuit or action with respect to such claim and any appeal arising therefrom (including the filing in the Indemnified Party's name of appropriate cross claims and counterclaims). The Indemnified Party may, at its own cost, participate in any investigation, trial and defense of such lawsuit or action controlled by the Indemnifying Party and any appeal arising therefrom. If, after receipt of a claim notice pursuant to Section 3.3, the Indemnifying Party does not undertake to defend any such claim the Indemnified Party may, but shall have no obligation to, contest any



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lawsuit or action with respect to such claim and the Indemnifying Party shall be bound by the result obtained with respect thereto by the Indemnified Party (including, without limitation, the settlement thereof without the consent of the Indemnifying Party). If the Indemnified Party reasonably believes that there are one or more legal defenses available to the Indemnified Party that conflict or may conflict with those available to the Indemnifying Party, or if the interest of the Stockholders may not be entirely coextensive or identical with those of TMC, the Indemnified Party shall have the right, at the expense of the Indemnifying Party, to select its own counsel and assume the defense of the lawsuit or action; provided, however, that the Indemnified Party may not settle such lawsuit or action without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. At any time after the commencement of defense of any lawsuit or action, the Indemnifying Party may request the Indemnified Party to agree in writing to the abandonment of such contest or to the payment or compromise by the Indemnifying Party of such claim, whereupon such action shall be taken unless the Indemnified Party determines that the contest should be continued and so notifies the Indemnifying Party in writing within 15 days of such request from the Indemnifying Party. If the Indemnified Party determines that the contest should be continued, the Indemnifying Party shall be liable hereunder only to the extent of the lesser of (i) the amount which the other party(ies) to the contested claim had agreed to accept in payment or compromise as of the time the Indemnifying Party made its request therefor to the Indemnified Party or (ii) such amount for which the Indemnifying Party would otherwise be liable with respect to such claim by reason of the provisions hereof.

        3.5 Remedies. If any Indemnifying Party were to deny any request for indemnification or advancement of expenses hereunder, or otherwise failed to advance any expenses due pursuant to such a request in a timely manner, such party acknowledges and agrees that the Indemnified Parties shall have an inadequate remedy at law and that, accordingly, the Indemnified Parties shall be entitled, in addition to any other available remedy, to seek immediate enforcement of this Agreement by way of an action to compel such performance and, if such Indemnifying Party's denial or failure to perform any request for indemnification or advancement of expenses hereunder is found in such an action to have been improper or a breach of this Agreement, the Indemnified Parties shall be entitled to receive all reasonable fees and expenses incurred by them in securing performance of this Agreement.

        3.6 Contribution. If the Indemnification provided for in Section 3.1 or
3.2 hereof shall for any reason or to any extent be unavailable to the Indemnified Party (other than by reason of the exceptions provided for therein) in respect of any loss, claim, damage, expense, cost or liability, or action referred to herein, or any portion thereof, then the Indemnifying Party shall, in lieu of indemnifying the Indemnified Party, contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage, expense, cost or liability, or action in respect thereof or any such portion, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the actions, conduct, statements or omissions that resulted in such loss, claim, damage, expense, cost or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement or omission of a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the



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

parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by the Indemnified Party as a result of the loss, claim, damage, expense or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by the Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE 4
                                  MISCELLANEOUS

        4.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses set forth in the Merger Agreement, or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery. Any notice or communication sent by telecopy shall be deemed effective on the first business day at the place of which such notice or communication is received following the day on which such notice or communication was sent. Any notice or communication sent by registered or certified mail shall be deemed effective on the fifth business day at the place from which such notice or communication was mailed following the day in which such notice or communication was mailed.

        4.2 Governing Law; Forum; Consent to Jurisdiction. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of California without regard to the conflict of law principles thereof. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts located in the County of Los Angeles, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of Los Angeles, State of California shall have in personal jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement.

        4.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Upon execution of this Agreement, counterpart signature pages may be delivered by facsimile transmission; provided, that original signature pages are delivered within five days thereafter.

        4.4 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        4.5 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

        4.6 Legal Fees and Costs. If any party hereto institutes any action or proceeding, whether before a court or arbitrator, to enforce any provision of this Agreement, the prevailing party therein shall be entitled to received from the losing party reasonable attorneys, fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

        4.7 Assignment. This Agreement shall not be assignable by the Stockholders (except, upon a termination of Trust No. 2 or any subtrust thereof in accordance with its terms, to the beneficiaries thereof) without the written consent of TMC.

        4.8 Amendments and Waivers. The provisions of this agreement shall not be amended, modified or waived without the written consent of (a) TMC and (b) Stockholders holding a majority of the voting interest represented by the TMC Merger Shares which are then held by the Stockholders (treating any Series C Preferred Stock on an as-converted basis).

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers or representatives thereunto duly authorized, as of the day and year first above written.


                                TMC:




                                THE TIMES MIRROR COMPANY,
                                a Delaware corporation



                                By:     /s/ Thomas Unterman
                                        ----------------------------------
                                Name:   Thomas Unterman
                                Title:  Senior Vice President and Chief
                                        Financial Officer

                            THE STOCKHOLDERS:




                            CHANDLER TRUST NO. 2


                            By:    /s/ Gwendolyn Garland Babcock
                                   ------------------------------------------
                                   Gwendolyn Garland Babcock, as trustee of
                                   Chandler Trust No. 2 under Trust Agreement
                                   dated June 26, 1935


                            By:    /s/ Bruce Chandler
                                   ------------------------------------------
                                   Bruce Chandler, as trustee of Chandler
                                   Trust No. 2 under Trust Agreement dated
                                   June 26, 1935


                            By:    /s/ William Stinehart, Jr.
                                   ------------------------------------------
                                   William Stinehart, Jr., as trustee of
                                   Chandler Trust No. 2 under Trust Agreement
                                   dated June 26, 1935


                            By:    /s/ Warren B. Williamson
                                   ------------------------------------------
                                   Warren B. Williamson, as trustee of
                                   Chandler Trust No. 2 under Trust Agreement
                                   dated June 26, 1935


                            By:    /s/ Camilla Chandler Frost
                                   ------------------------------------------
                                   Camilla Chandler Frost, as trustee of
                                   Chandler Trust No. 2 under Trust Agreement
                                   dated June 26, 1935


                            By:    /s/ Douglas Goodan
                                   ------------------------------------------
                                   Douglas Goodan, as trustee of Chandler
                                   Trust No. 2 under Trust Agreement dated
                                   June 26, 1935


                            By:    /s/ Judy C. Webb
                                   ------------------------------------------
                                   Judy C. Webb, as trustee of Chandler Trust
                                   No. 2 under Trust Agreement dated June 26,
                                   1935

                            THE SHAREHOLDERS OF CHANDIS SECURITIES COMPANY:

                            Torrey Pacific Corporation, a California corporation


                            By:   /s/ Jim Staver
                                  -------------------------------------------
                            Title: President
                                   ------------------------------------------

                            Address:
                            c/o Mrs. Marian Staver
                            110 Stratford Court
                            Del Mar, California  92014

                            Kathryn Kirkpatrick Matheu Trust U/T/A Dated
                            8/26/92


                            By:   /s/ Kathryn Kirkpatrick Snyder
                                  --------------------------------------------
                                     Kathryn Kirkpatrick Snyder, Co-Trustee


                            By:   /s/ Nairn Kirkpatrick Dorer
                                  --------------------------------------------
                                       Nairn Kirkpatrick Dorer, Co-Trustee


                            By:   /s/ Francesca Kirkpatrick Chasuk
                                  --------------------------------------------
                                     Francesca Kirkpatrick Chasuk, Co-Trustee


                            By:   /s/ Wendy Kirkpatrick Branscum
                                  --------------------------------------------
                                     Wendy Kirkpatrick Branscum, Co-Trustee

                            Address:
                            2921 Laurel Drive
                            Sacramento, California  95864

                            Nairn Kirkpatrick Trust U/T/A Dated 8/26/82


                            By:   /s/ Kathryn Kirkpatrick Snyder
                                  --------------------------------------------
                                      Kathryn Kirkpatrick Snyder, Co-Trustee


                            By:   /s/ Nairn Kirkpatrick Dorer
                                  --------------------------------------------
                                       Nairn Kirkpatrick Dorer, Co-Trustee


                            By:   /s/ Francesca Kirkpatrick Chasuk
                                  --------------------------------------------
                                     Francesca Kirkpatrick Chasuk, Co-Trustee

                            By:   /s/ Wendy Kirkpatrick Branscum
                                  --------------------------------------------
                                        Wendy Kirkpatrick Branscum, Co-Trustee

                            Address:
                            7677 Greenridge Way
                            Fair Oaks, California  95628

                            Francesca Kirkpatrick Trust U/T/A Dated 8/26/82


                            By:   /s/ Kathryn Kirkpatrick Snyder
                                  --------------------------------------------
                                      Kathryn Kirkpatrick Snyder, Co-Trustee


                            By:   /s/ Nairn Kirkpatrick Dorer
                                  --------------------------------------------
                                       Nairn Kirkpatrick Dorer, Co-Trustee


                            By:   /s/ Francesca Kirkpatrick Chasuk
                                  --------------------------------------------
                                     Francesca Kirkpatrick Chasuk, Co-Trustee


                            By:   /s/ Wendy Kirkpatrick Branscum
                                  --------------------------------------------
                                      Wendy Kirkpatrick Branscum, Co-Trustee

                            Address:
                            1071 4th Avenue
                            Napa, California  94559

                            Wendy Kirkpatrick Branscum Trust U/T/A Dated
                            8/26/82


                            By:   /s/ Kathryn Kirkpatrick Snyder
                                  --------------------------------------------
                                        Kathryn Kirkpatrick Snyder, Co-Trustee


                            By:   /s/ Nairn Kirkpatrick Dorer
                                  --------------------------------------------
                                       Nairn Kirkpatrick Dorer, Co-Trustee


                            By:   /s/ Francesca Kirkpatrick Chasuk
                                  --------------------------------------------
                                     Francesca Kirkpatrick Chasuk, Co-Trustee


                            By:   /s/ Wendy Kirkpatrick Branscum
                                  --------------------------------------------
                                      Wendy Kirkpatrick Branscum, Co-Trustee

                            Address:
                            1050 45th Street
                            Sacramento, California  95864

                            Harry C. Kirkpatrick Grandchildren's Irrevocable Trust U/T/A Dated 2/24/95


                            By:   /s/ Kathryn Kirkpatrick Snyder
                                  --------------------------------------------
                                      Kathryn Kirkpatrick Snyder, Co-Trustee


                            By:   /s/ Nairn Kirkpatrick Dorer
                                  --------------------------------------------
                                       Nairn Kirkpatrick Dorer, Co-Trustee


                            By:   /s/ Wendy Kirkpatrick Branscum
                                  --------------------------------------------
                                      Wendy Kirkpatrick Branscum, Co-Trustee


                            By:   /s/ Francesca Kirkpatrick Chasuk
                                  --------------------------------------------
                                     Francesca Kirkpatrick Chasuk, Co-Trustee

                            Address:
                            Bank of America, Attn: Mr. Kielborn
                            P. O. Box 471
                            Sacramento, California  95814

                            Kirkpatrick Community Property Trust
                            U/T/A Dated 9/11/96


                            By:   /s/ Harry C. Kirkpatrick
                                  --------------------------------------------
                                        Harry C. Kirkpatrick, Co-Trustee


                            By:   /s/ Rosanne E. Kirkpatrick
                                  --------------------------------------------
                                       Rosanne E. Kirkpatrick, Co-Trustee

                            Address:
                            9641 Spring Valley Road
                            Marysville, California  95901